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Exhibit 10.1

CONSENT OF ERNST & YOUNG LLP
INDEPENDENT CHARTERED ACCOUNTANTS

        We consent to the reference to our firm under the caption "Experts" in the Registration Statement (Form F-3 No. 333-85922) and in the related Prospectus of Cardiome Pharma Corp. (the "Company") for the registration of 9,620,988 common shares and to the incorporation by reference therein of our reports [a] dated February 8, 2002 (except as to note 19[a] and 19[c] which is as of March 8, 2002 and note 19[e] which is as of March 28, 2002) and our Comments of Auditor for US Readers on Canada-US Reporting Differences (which contains an explanatory paragraph describing conditions that raise substantial doubt about the company's ability to continue as a going concern as described in Note 1 to the consolidated financial statements) dated February 8, 2002 with respect to the consolidated financial statements of the Company for the year ended November 30, 2001; and [b] dated December 21, 2001 with respect to the financial statements of Paralex, Inc. for the period from January 26, 2001 (date of incorporation) to November 30, 2001, included in the Company's Annual Report (Form 20-F/A) filed with the Securities and Exchange Commission.

Vancouver, Canada, April 28, 2003.	Chartered Accountants

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  Exhibit 10.1
CONSENT OF ERNST & YOUNG LLP INDEPENDENT CHARTERED ACCOUNTANTS